SUPPLEMENT DATED MAY 1, 2025

TO PROSPECTUS DATED MAY 1, 2007

LEGACY BUILDER PLUS

and

INHERITANCE BUILDER PLUS

Issued through

Separate Account VUL-A

By

Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

INVESTMENT OPTIONS

Please note the following portfolio change:.

Effective on or about April 30,2025, Invesco V.I. Capital Appreciation Fund was renamed Invesco V.I. Discovery Large Cap Fund.

To view investment options and other product documents, please go to following website:

LEGACY BUILDER PLUS	http://dfinview.com/Transamerica/TAHD/89352F673?site=VAVUL
INHERITANCE BUILDER PLUS	http://dfinview.com/Transamerica/TAHD/89352F681?site=VAVUL

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This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request.

For additional information, you may contact us at our administrative and service office at 1-800-732-7754, from 8:00 a.m. – 5 p.m., Central Time or at our mailing address: 6400 C St. SW, Cedar Rapids IA 52499. Transamerica Capital, LLC (TCL) serves as the principal underwriter for the Policies. More information about TCL is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

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This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.